Exhibit 99.1 INVESTOR PRESENTATION March 2022 Accelerating MIS Spine Culture | Technology | Accessibility

DISCLAIMER AND CONFIDENTIALITY NOTICE In this presentation, “Accelus”, the “Company”, “we”, “us” and “our” mean Integrity Implants Inc. d/b/a Accelus. All amounts are in U.S. dollars unless otherwise indicated. The information contained herein does not purport to contain all of the information about the Company or CHP Merger Corp. (“CHP”). The information contained herein has not been independently verified. In connection with the proposed business combination, CHP intends to file with the Securities and Exchange Commission (the SEC ) a registration statement on Form S-4 (the Registration Statement ), which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and other related documents. CHP's stockholders are advised to read, when available, the proxy statement/prospectus included in the Registration Statement, including any amendments thereto, as well as other documents filed with the SEC in connection with the proposed business combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials will be mailed to stockholders of CHP as of a record date to be established for voting on the proposed business combination and other matters as may be described in the Registration Statement. Stockholders will be able obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: CHP Merger Corp., 25 Deforest Avenue, Suite 108, Summit, NJ 07901 CHP, Accelus and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CHP's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in CHP will be contained in the Registration Statement when available. No representations or warranties are made or implied with respect to the information contained herein. This presentation contains forward-looking statements with respect to the Company. These forward- looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein. Forward-looking statements are not guarantees of performance. These forward-looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Company’s business or financial objectives, its strategies or future actions, its projections, targets, expectations for financial condition or outlook for operations. Words such as “may”, “will”, “would”, “could”, “expect”, “believe”, “plan”, “anticipate”, “intend”, “estimate”, “continue”, or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward-looking statements. Information contained in forward-looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances. These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Company and its business. The forward-looking information set forth therein reflects expectations as of the date hereof and is subject to change thereafter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Undue reliance should not be placed on forward-looking statements. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement. This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part. The delivery of this presentation shall not be taken as any form of commitment on the part of the Company or its shareholders to proceed with any transaction, and no offers will subject the Company or its shareholders to any contractual obligations before definitive documentation has been executed. The Company reserves the right at any time without prior notice and without any liability to (i) negotiate with one or more prospective investors in accordance with any timetable and on any terms that the Company may decide, (ii) provide different information or access to information to different prospective investors, (iii) enter into definitive documentation and (iv) terminate the process, including any negotiations with any prospective investor without giving any reasons therefor. This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of CHP, the Company, or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 2

DISCLAIMER AND CONFIDENTIALITY NOTICE This presentation includes certain financial measures not presented in accordance with GAAP. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non-GAAP financial measures. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward- looking non-GAAP financial measures is included. In addition, these non-GAAP financial measures may be calculated or presented differently than, and may not be comparable to, non-GAAP financial measures disclosed by other companies. This presentation contains forecasts with respect to the Company’s projected financial results, including Revenue and CAGR, for the Company’s fiscal years 2021 through 2025, and the data presented for the fiscal year 2020 is derived from unaudited financials. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information or that the prospective financial information will be the same as that presented in future public filings related to the business combination. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in such prospective financial information will be achieved. This presentation contains confidential information pertaining to the business, operations, and assets of the Company and the use hereof is governed by the confidentiality agreement (“CA”) or non-disclosure agreement (“NDA”) that has been executed by each recipient. If you are in possession of this presentation, you should familiarize yourself with such CA or NDA before reading, circulating, disclosing or using the presentation. If you have not executed and delivered, or are otherwise not bound by such CA or NDA, you have received this presentation in error. If so, please do not copy or distribute the presentation and return the presentation to the sender hereof. This presentation includes market and industry data and forecasts that Accelus has derived from publicly available information, various industry publications, other published industry sources and internal data and estimates. Industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which Accelus operates and Accelus’ and our management’s understanding of industry conditions. Although we believe that such information is reliable, we have not had this information verified by any independent sources. Any estimates underlying such market-derived information and other factors could cause actual results to differ materially from those expressed in the independent parties’ estimates and in our estimates. ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 3

INVESTMENT RATIONALE Accelus provides a compelling opportunity for CHP Massive Market Positive Clinical Affordable, Opportunity Outcomes Accessible Solution Attractive Growth Profile, Leverage CHP’s Health High Gross Margins System Relationships Differentiated Platform Disrupting Minimally Invasive Spine Surgery ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 4

OUR MISSION: Accelerating Minimally Invasive Spine Surgery ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 5

ACCELUS AT A GLANCE Improving procedures and outcomes, creating favorable economics, and providing broad accessibility Transformational robotic solution, reducing procedural complexity and Clinically-impactful, data- Attractive busines accelerating growth driven, cost-effective, model with pull-through enabling implant revenue opportunities technology Expanding access Providing broad to care in the accessibility, lowering underserved MIS the cost of care and spinal surgery market expanding the market ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 6

TRANSFORMATIONAL ENABLING TECHNOLOGIES

Robust Portfolio Designed to Enable MIS Spine Surgery

Innovative Line of MIS Enabling Spinal Implants


14mm
12mm
Maximum Expansion
71% increase in height
56% increase in width

Multidirectional Expandable Interbody Implant Systems



FlareHawk7



TiHawk Platform



Toro-L

Elegant and Affordable Robotic System


Accelus

Transformational Robotic Targeting and Navigation Platform



remi

remi 2-D*

*FDA clearance pending or pipeline product under development

©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE.

7

SIGNIFICANT MARKET OPPORTUNITY

Large Spine Market, Opportunities for Disruption

Spinal Fusion Market Overview

- Large, established U.S. addressable market of $5.3 billion
- Demographics support continued market growth
- International spinal fusion market of $3.0 billion
- Opportunity to capture market share with a truly differentiated platform

KEY TRENDS ACCELERATING GROWTH

- ✓ MIS Procedures
- ✓ Endoscopic Surgery
- ✓ Expandable Cages
- ✓ Transition to the ASC
- ✓ Robotics/Navigation
- ✓ Augmented Reality

Size of Accelus' Current Addressable Market



Biologics
$0.8B
Pedicle Screws and Rods
$2.6B
Other Instrumentation
$0.3B
$5.3B+
US Market Opportunity
$1.6B
Lumbar Interbody Fusion Devices

©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE.

8

SPINAL FUSION SURGERY STATUS QUO

Opportunities to Address Substantial Unmet Clinical Needs

MIS Procedures Remain Underpenetrated

MIS techniques offer advantages over open surgical procedures for patients, surgeons and facilities…



Traditional TLIF incision

Minimally invasive TLIF incisions

DISADVANTAGES OF OPEN SPINE SURGERY PROCEDURES

- Lengthy procedures
- Significant blood loss
- Extensive soft tissue disruption
- Extended recovery times

…yet only approximately

20%

of spinal fusion procedures are currently performed *minimally invasively*

The Need for Surgical Robotics in Spine

Robotic systems are becoming more widely adopted, given benefits from technological advancements



Accurate

Repeatable

Reliable

Pedicle Screws are misplaced in 10% of cases performed freehand (without robotic navigation)

Limitations of current spine surgery robotic systems

- High introductory costs
- Steep learning curves to operate
- Large footprints within the operating room

©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE.

9

ACCELUS OFFERS KEY ENABLING TECHNOLOGIES Addressing the Unmet Clinical Needs of Spine Surgery Multidirectional Expandable Interbody Platform Enabling Robotic Targeting and Navigation System Simple Compact Minimal Insertion Profile Affordable Improved Graft Delivery Significant Fusion Rates Providing broader accessibility and enabling MIS procedures ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 10

ADDRESSING THE CONSTRAINTS OF MINIMALLY INVASIVE SPINE PROCEDURES Simpler, safer procedures with more consistent outcomes • Reduce procedural complexity… Access Without Compromise Adaptive Geometry + Precision Robotics • Expand visualization… • Increase reproducibility… • Reduce radiation… • Address inefficiency… • Reduce learning curve… ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 11

ACCELUS OFFERS A TOTAL MIS IMPLANT SOLUTION Solutions to address the complete procedure Innovative Expandable Proprietary Biomaterial Robotic Targeting Interbody Platform Fixation Systems Offerings and Navigation ** * Proprietary screw Allograft comprised Economically attractive robotic Differentiated and cost-effective technology with substantial demineralized bone matrix solution with sustainable source solutions with high gross margins growth potential (DBM) cortical fibers of consumables revenue *Currently under development ** Private labeled product marketed by Accelus ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 12

PRODUCT PORTFOLIO

REVOLUTIONARY MULTIDIRECTIONAL EXPANDABLE IMPLANT TECHNOLOGY

What is "Adaptive Geometry"?

- Next-generation solution for MIS procedures
- Proprietary expandable cage technology, featuring multidirectional expansion of interbody devices

Why Does it Matter?

- Minimal insertion profile with maximum footprint
- Delivers access through a narrow, neural corridor
- Respects the natural anatomy of the patient
- Designed for improved safety and clinical outcomes*

ADAPTIVE GEOMETRY™ in Action



14mm
12mm

Maximum Expansion

71% increase in height
56% increase in width

Adaptive Geometry Integrated Across the Portfolio

FLAREHAWK · TiHAWK · TORO

*Zero reported subsidence or device-related adverse events (Coric et al, Bidirectional Expandable Technology for Transforaminal or Posterior Lumbar Interbody Fusion: A Retrospective Analysis of Safety and Performance, Int J Spine Surg. 2020)

©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE.

14

GAME-CHANGING PORTFOLIO OF SPINAL IMPLANTS WITH ADAPTIVE GEOMETRY

Accelus



Our Mission

Solve the clinical challenges of MIS procedures through innovation and enabling technology

The Problem

MIS solutions have focused on surgical techniques improve footprint, but results are mixed and complications remain

Nerve and Vascular Injuries | **Subsidence and Non-Union**

Our Solution

Multidirectional expandable lumbar fusion device, with a minimal insertion profile and maximum expansion

Clinical Results

Robust performance and significant clinical outcomes

97.4% Fusion Rate* | **0** Device-Related Adverse Effects* | **0%** Subsidence*

*One year follow up study found 96.6% of patients and 97.4% of levels were considered fused, and there were zero cases of device subsidence exceeding 25% of the device height, per Coric et al, Bidirectional Expandable Technology for Transforaminal or Posterior Lumbar Interbody Fusion: A Retrospective Analysis of Safety and Performance, Int J Spine Surg. 2020

©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE.

15

FLAREHAWK

Accelus

Broad service offering to address MIS needs

FlareHawk Family of Spinal Fusion Cages Designed For:

- **Minimal Insertion Profile** – Minimizing neural retraction
- **Multiplanar Expansion** – Wide footprint with no compromise
- **Improved Graft Delivery** – Open architecture for continuous graft delivery

FLAREHAWK7



7mm profile
Endoscopically Assisted TLIF

FLAREHAWK9



9mm profile
expanding to 14 x 14mm

FLAREHAWK11**



11mm profile
expanding to 17 x 14mm

TiHAWK



*Titanium Coated TiHawk7, 9, 11**

11,000+	3	97.4%	0%	0
Cages Implanted	Clinical Studies	Fusion Rate*	Subsidence*	Device-Related Adverse Events*

* Coric et al, Bidirectional Expandable Technology for Transforaminal or Posterior Lumbar Interbody Fusion: A Retrospective Analysis of Safety and Performance, Int J Spine Surg. 2020

**FlareHawk11 and TiHawk11 anticipated to be available in Q1 2022

©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE.

16

PEDICLE SCREW SYSTEM: ALLOWS PROCEDURE CROSS-SALE * Telescopic Screw Technology Open Proprietary screw technology designed to reduce current Robust implants and frustrations and complications with posterior fixation. instrumentation to Complements robotics platforms. address complex pathology MIS An all-in-one screw delivery system designed to reduce Elegant design instruments, surgical steps, and radiation. Allows for optimized for seamless repositioning of screw trajectory without percutaneous Cortical compromising screw purchase. approach Modular tulip heads with slim profiles facilitate a mid-line approach TM *Periscope under development ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 17

Optimized for daily use, with a small 30” x 30” footprint Easier to use than alternative robotic and navigation system One-third to one-fourth of the cost of alternative systems TRANSFORMATIONAL ROBOTIC TARGETING AND NAVIGATION SYSTEM ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 18

ROBOTIC TARGETING AND NAVIGATION SYSTEM The Problem: Surgeons that need robotics are in facilities that can’t afford them Our Solution: Cost-Effective Without Attractive Surgeon Economics Rapid system positioning with quick and easy Compromise set-up and breakdown allowing surgeons to Precision navigation robotic targeting system treat more patients for spine surgery, offered at a fraction of the price of the competition Enhanced Ease of Use Platform Built for Adaptability Technology designed to expand applications Constructed to streamline workflows with a simplified, intuitive design, to other spinal surgery procedures minimizing surgeon training requirements ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 19

ROBOTIC, ENABLED, MINIMALLY INVASIVE TARGETING AND NAVIGATION SYSTEM EXTRAORDINARY FEATURES… SMALLER TABLE MOUNTED SYSTEM WITH A NEARFIELD CAMERA FASTER ~35% REDUCTION IN PROCEDURE TIME COMPARED TO THE COMPETITION* MORE AFFORDABLE PRICED AT A FRACTION OF THE COST COMPARED TO THE COMPETITION …WITHOUT COMPROMISE *Soliman et al, Accuracy and Efficiency of Fusion Robotics Versus Mazor-X in Single-Level Lumbar Pedicle Screw Placement, Cureus Journal of Medical Science. 2021 ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 20

PROTECTED INNOVATION ROBUST PORTFOLIO PUBLISHED GLOBAL WITH INNOVATIVE CLINICAL DATA PATENT PRODUCT PIPELINE PROTECTION PEER REVIEWED, MULTI- 510(k) Pathway: 3 CENTER STUDIES ON US PATENTS FlareHawk9 FLAREHAWK 26 LineSider US APPS FlareHawk7 26 PEER REVIEWED ROBOTIC NAVIGATION 1 TiHawk STUDY INT’L PATENTS Robotic System 19 Toro-L CLINCIAL STUDIES IN INT’L APPS 36 Toro-P (2022*) 8 PROCESS & PROPOSED Zform (2022*) Patent Duration: 2-D Robotic System (2022*) 2033-2039 Toro-A (2023*) 21 ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. *Anticipated product launch date 21

PEER-REVIEWED CLINICAL DATA

Accelus

FlareHawk Clinical Studies

- Published in International Journal of Spine Surgery (IJSS)
- Three retrospective, peer-reviewed studies
- Fusion rates commensurate with PLIF and TLIF procedures, minimal complications

Navigation and Robotic Targeting System

- Published in Cureus Journal of Medical Science
- Comparison against most commonly used spine robot platform (Mazor-X)
- Significantly shorter procedure workflow duration (better efficiency)

Current in-process and proposed clinical research includes:

- Pressure distribution comparison against commonly used interbody devices
- FlareHawk prospective EU
- Robotic navigation IRB submission
- LineSider anti-skiving
- Robotic navigation endoscopic
- MIS spondy TLIF
- Robotic navigation time reduction
- Robotic navigation Kambin's targeting

Compendium of Published Peer-Reviewed FlareHawk Data


Current Concepts of Contemporary Expandable Lumbar Interbody Fusion Cage Designs, Part 2: Feasibility Assessment of an Endplate Conforming Bidirectional

Clinical and Radiographic Outcomes After Minimally Invasive Transforaminal Lumbar Interbody Fusion—Early Experience

Bidirectional Expandable Technology for Transforaminal or Posterior Lumbar Interbody Fusion: A Retrospective Analysis of Safety and Performance


Accuracy and Efficiency of Fusion Robotics™ Versus Mazor X™ in Single Level Lumbar Pedicle Screw Placement

Proven workflow efficiencies and time savings when utilizing Accelus' Robotic system

22

PRODUCT PIPELINE & ASC OPPORTUNITY

JOURNEY OF INNOVATION Established History of Development With Robust Product Pipeline * * Zform Acquired technology 20 20 15 13 2016 2018 2019 2021 2022 & Beyond 2020 * 2-D * Toro-L Toro-Posterior & Toro-ALIF Toro-Hyperlorotic *FDA clearance pending or pipeline product under development ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 24

ACCELUS’ NEXT ADAPTIVE GEOMETRY OFFERING TM ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 25

EXPANDABLE PLATFORM Adaptive Geometry Reimagined Expands wide first under minimal load then lifts with wide footprint FACILITATES ENTRANCE INTO LATERAL AND ANTERIOR MARKETS Lateral (LLIF) Posterior (PLIF / TLIF) Anterior (ALIF) 2022 2023 2023 Key Features and Benefits of Toro Platform Infinitely Inserted with 3D Printed Post-packed expandable minimal profile endplates with bone graft ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 26

AMBULATORY SURGERY CENTER (ASC) MARKET ENABLING TECHNOLOGIES DRIVING ASC ADOPTION GROWING ASC OPPORTUNITY • Spine procedures increasingly Enables Outpatient MIS Procedures Solves Complicated moving to ambulatory surgery Issues Simply centers • 86% of spine surgeons expect to use ASCs* • Spine surgery is considered among the most profitable and cost-effective ASC procedure Economically Accessible Solutions • Reimbursement tailwinds Truly Portable Robotic expected to continue Solution, Providing Ease of Use • Win-win-win for patients, payers and providers Improved Turnover and Proven Workflow Efficiency** *Van Biesen & Johnson, Ambulatory Surgery Center Growth Accelerates: Is Medtech Ready?, Bain & Company. 2019 **Soliman et al, Accuracy and Efficiency of Fusion Robotics Versus Mazor-X in Single-Level Lumbar Pedicle Screw Placement, Cureus Journal of Medical Science. 2021 ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 27

GROWTH AND FINANCIALS

GROWTH OPPORTUNITIES International Expansion Accelerate Grow in targeted Adoption in ASCs international markets Expand Sales Reduce barriers to moving Force Regionally fusion procedures to ASCs Launch New Rapidly expand sales Product Lines Drive Pull- team to capture share Through Revenue Targeting 7 to 10 new product launches per year Robot placement to drive pull-through sales Focused Strategy to Unlock Industry Leading Growth Focused Strategy to Unlock Industry Leading Growth ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 29

FINANCIAL HIGHLIGHTS Revenue Forecast 2021E $27.5 5-year Growth REVENUE MILLION Expectations* 2023E $81.0 REVENUE MILLION $176M GROWING AT 2020 to 2025 $125M FORECASTED 60% CAGR $81M $48M $28M $17M Historical Non-GAAP GROSS MARGIN** 80%+ 2020 2021E 2022E 2023E 2024E 2025E *Revenue projections rounded to the nearest million **Gross margin based upon Adjusted Gross Profit, a non-GAAP financial measure adjusting gross profit for inventory write-offs; refer to Management’s Discussion and Analysis of Financial Condition and Results of Operations of Integrity Implants Inc. within the S-4 filed by CHPM on February 15, 2022 and the appendix for a reconciliation of GAAP and non-GAAP financial metrics. ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 30

INVESTMENT TAKEAWAYS Enabling technologies disrupting minimally invasive spine surgery Vast underserved market with opportunities to capture share Demonstrated value proposition with compelling clinical data Accelerating Robust product pipeline addressing a broader market opportunity Minimally Invasive Spine Surgery Compelling business model; pull-through revenue opportunities Experienced leadership team and industry thought leaders ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 31

APPENDIX I: FINANCIAL DETAIL

TRANSACTION OVERVIEW

Source of Funds

Accelus Rollover Equity	$413.5
Convertible Note / Series D Investments[1]	6.2
Proceeds from Trust Account	187.1
Total Sources	**$606.8**

Pro Forma Valuation

Share Price	$10.00
Pro Forma Shares Outstanding	66.4
Equity Value	**$663.8**
(+) Debt[2]	$13.6
(–) Pro Forma Cash[2]	($171.8)
Enterprise Value	**$505.6**
EV / 2022E Revenue	***10.5x***
EV / 2023E Revenue	***6.2x***

Use of Funds

Accelus Rollover Equity	$413.5
Cash to Balance Sheet	155.3
Extension Premium Payments	3.1
Estimated Transaction Costs	34.9
Total Uses	**$606.8**

Illustrative Pro Forma Ownership


CHPM Public Shares
28%
Extension Premium Funders 1%
8%
CHPM Sponsor Shares
63%
Accelus Rollover Equity

Note: Estimated SPAC Cash in Trust assumes no redemptions. Excludes impact of 1.9 million sponsor earnout shares vesting ratably at $13.00 and $16.00. Excludes impact of 15.0 million public warrants and 8.0 million sponsor warrants (including 1.6 million transferred to Accelus shareholders and 2.0 million subject to earnout ratably at $13.00 and $16.00) struck at $11.50. Includes 2.1 million sponsor shares and 2.2 million sponsor warrants subject to forfeiture if cash delivered is between $150 million and $75 million after redemptions. Estimated SPAC Cash in Trust amount subject to change.

1. Includes $3.1 million of funding for the Monthly Contributions in connection with the Extension within Convertible Notes and Affiliated Series D Investments. Thus, the balance is not included in the Proceeds from Trust Account.
2. Reflects pro forma cash and debt figures set forth in the Unaudited Pro Forma Condensed Combined Financial Statements disclosed in the S-4 filing. Actual pro forma cash balances subject to change.

©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE.

33

COMPELLING VALUATION EV / Revenue EV / Revenue Revenue CAGR 2022E 2023E ’21 – ’23 High Growth 11.9x 9.2x 37% Med-Tech Premium Spine 7.3x 6.0x 21% & Orthopedics Enabling Robotic 14.7x 10.3x 46% Technology 10.5x 6.2x 72% Accelus = $1.6 billion = $1.6 billion = $1.1 billion Precedent Robotic Transactions (2013) (2018) (2019) EV / FTM Rev. = 10.6x EV / FTM Rev. = 20.7x EV / FTM Rev. = 44.5x Source: Wall Street research, company filings and S&P Capital IQ; market data as of March 9, 2022 ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 34

HIGH VISIBILITY TO 2023 REVENUE GROWTH

Accelus

Commentary

- Sales of existing products lines are anticipated to be the largest contributor to growth, largely driven by pull-through sales
- Robot Pull-Through revenue is expected to account for 20% of total sales by 2025



$81.0
D
C
B
$27.5
A
2021E
Core Products
Pipeline
Robot
Pull-Through
2023E

A Core Product Growth

- Comprised of our existing lines including:
  - FlareHawk / TiHawk*
  - LineSider Fixation (pedicle screws)
  - Biologics

B Pipeline Products

- Comprised of our near-term anticipated line extensions:
  - Toro Lateral
  - Toro ALIF
  - Toro PLIF/TLIF

C Robot Revenue

- Comprised of robot hardware sales and revenue generated from consumables

D Pull-Through Sales

- Comprised of sales from Core Products driven by robot placements
  - Direct pull-through of LineSider Fixation systems used in conjunction with robot
  - Indirect pull-through of interbody devices through cross-sale opportunities

*Includes new iterations of FlareHawk and TiHawk products

©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE.

35

RESULTS OF OPERATIONS Year Ended Year-to-Date December 31, September 30, ($ in thousands) 2019 2020 2020 2021 Net Revenue $16,642 $16,871 $11,773 $17,901 Cost of Revenue 3,013 4,479 3,269 4,338 Gross Profit 13,629 12,392 8,504 13,563 Non-GAAP Gross Profit 13,849 13,689 9,519 14,399 Non-GAAP Gross Margin 83% 81% 81% 80% Operating Expenses: Selling, General and Administrative 18,992 20,599 14,643 24, 162 Research and Development 2,797 3,214 2,312 3,042 Amortization of Intangible Assets 707 707 530 1,079 Total Operating Expenses 22,496 24,520 17,485 28,283 Loss from Operations (8,867) (12,128) (8,981) (14,720) Interest and Other Income (Expense) (904) (288) (215) (4,552) Income Tax (Provision) Benefit - - - 2,977 Net Loss ($9,771) ($12,416) ($9,196) ($16,295) Non-GAAP Adjusted EBITDA ($6,080) ($8,634) ($6,381) ($11,436) ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 36

NON-GAAP FINANCIAL MEASURES Year Ended Year-to-Date December 31, September 30, ($ in thousands) 2019 2020 2020 2021 Net Loss, as reported ($9,771) ($12,416) ($9,196) ($16,295) Adjustments: Add: Interest expense, net 332 288 215 3,737 Add: Amortization of intangible assets 707 707 530 1,079 Add: Depreciation 607 1,247 870 1,471 Less: Income tax benefit - - - (2,977) EBITDA ($8,125) ($10,174) ($7,581) ($12,985) Adjustments: Add: Transaction-related expenses - - - 1,405 Add Inventory write-off adjustments 220 1,297 1,015 836 Add: Loss on debt extinguishment 557 - - 93 Add: Stock-based compensation 1,268 243 185 298 Less: PPP loan forgiveness - - - (1,083) Non-GAAP Adjusted EBITDA ($6,080) ($8,634) ($6,381) ($11,436) Gross Profit, as reported $13,629 $12,392 $8,504 $13,563 Inventory write-off adjustment 220 1,297 1,015 836 Non-GAAP Adjusted Gross Profit $13,849 $13,689 $9,519 $14,399 Non-GAAP Gross Margin 83% 81% 81% 80% ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 37

APPENDIX II: COMMERCIAL STRATEGY

ATTRACTIVE BUSINESS MODEL Enabling technology drives product pull-through Robot Placement Economically attractive option, enabling more surgeons to perform more procedures Pull-Through Screws Procedure Cross-Sale Closed robotic system Opportunities to capture drives sales of fixation additional elements of the systems procedure ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 39

ESTABLISHED COMMERCIAL FOOTPRINT Strong Commercial Commercialization Infrastructure Strategy ü Dedicated internal sales force ü Rapidly expand sales team ü Grow direct sales force in ü External distributor network targeted markets ü Growing talent pool ü Continue to build capital Boulder, CO sales infrastructure ü Regionally focused ü Invest in surgeon training Carlsbad, CA and education programs ü HQ in Palm Beach Gardens, FL ü Increase procedural capture ü Centers of excellence accessible ü Focus on ASC and enterprise to our entire customer base Headquarters Palm Beach level growth Gardens, FL ü Wide breadth of hospital ü Path to expanding spine approvals procedural offerings to drive exclusivity Focused Strategy to Accelerate Growth ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 40

LUMBAR INTERBODY MARKET BY APPROACH


Posterior
58%
Anterior
23%
Lateral
19%
~150,000
Total Procedures
Addressed Today

FLAREHAWK

MARKET FOR INTERBODY SPINAL FUSION DEVICES

- Total U.S. Spinal Fusion market is **$7.3 billion+**
- ~250,000 lumbar spinal fusion procedures utilize interbody devices
- Accelus' proprietary products currently only address posterior procedures accounting for ~66% of all lumbar interbody procedures

SUBSTANTIAL OPPORTUNITY FOR GROWTH…

Reflects percentage of total market value ($) by surgical approach

©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE.

41

LUMBAR INTERBODY MARKET BY APPROACH


Posterior
58%
TORO
Anterior
23%
~250,000
Total Procedures
Addressed by Pipeline
TORO
Lateral
19%

FLAREHAWK

ROBUST PIPELINE TO FILL OUT INTERBODY PORTFOLIO*

- Toro expands Accelus' market opportunity


Toro-Lateral
Toro-PLIF/TLIF
Toro-ALIF

ADDITIONAL OPPORTUNITIES

- More than 350,000 Cervical Fusion procedures performed annually
- Robot placements positioned to drive LineSider (pedicle screw) sales, which represents the largest segment of the spinal fusion market

Reflects percentage of total market value ($) by surgical approach
*Does not reflect full product pipeline

©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE.

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APPENDIX III: LEADERSHIP TEAM

WORLD-CLASS SPINE LEADERSHIP CHRIS WALSH ALEX LUKIANOV KEVIN WILLIAMSON CEO & Co-Founder Chairman CFO ANDREW WOLF WYATT GEIST CSO CIO BRAD CLAYTON BLAKE STONE KEVIN McGANN CTO General Counsel President ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 44

CHAIRMAN OF CHP MERGER CORP With an extensive 40+ year background as an Executive and Board member in both “ the health system provider and payor world, I uniquely understand the challenges that face the industry and the technologies with the strong potential to solve them. As such, I look forward to bringing my experience and network to Accelus. We are excited about the opportunity to merge with Accelus – a company that is uniquely equipped to transform the minimally invasive spine surgery segment with an innovativeportfoliooftechnologies and revolutionaryroboticsplatform. Since inception, CHPM has sought opportunities to partner with companies that are disruptors of the status quo through working to lower costs and expand access to JOSEPH SWEDISH quality healthcare. Accelus is not only a leader in this regard, but we are confident Chairman they are poised to become a leading innovator in the spinal health market. We’ve CHP Merger Corp. (CHPM) been so impressed with Chris Walsh and his team’s mission and sense of purpose. We are thrilled to partner with Accelus on their mission to redefine minimally invasive surgery as the new standard of care in spine and have already begun to leverage our industry expertise and established relationships with health systems to help realize this strategic vision. ” ©2022 ACCELUS. ALL RIGHTS RESERVED. CONFIDENTIAL. DO NOT DISTRIBUTE. 45